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                                                                    EXHIBIT 23.2

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report incorporated by reference in this registration statement, included in Synetic, Inc's Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this registration statement.


                                                  /s/ Arthur Andersen LLP

                                                  ARTHUR ANDERSEN LLP

April 22, 1998
New York, New York